Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Mar. 31, 2020	Sep. 30, 2019
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Interim Financial Statements

The accompanying unaudited consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all the information and notes required by U.S. GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and six months ended March 31, 2020 are not necessarily indicative of the results that may be expected for the fiscal year ending September 30, 2020.

The consolidated balance sheet at September 30, 2019 has been derived from the audited consolidated financial statements at that date but does not include all the information and notes required by U.S. GAAP for complete financial statements.

For further information, refer to the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019 (File No. 001-32502).

Basis of Consolidation

The accompanying financial statements present the consolidated accounts of all entities in which the Company has a controlling voting interest and/or variable interest required to be consolidated in accordance with U.S. GAAP. All intercompany balances and transactions have been eliminated.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810, Consolidation (“ASC 810”) requires the Company first evaluate its investments to determine if any investments qualify as a variable interest entity (“VIE”). A VIE is consolidated if the Company is deemed to be the primary beneficiary of the VIE, which is the party involved with the VIE that has both (i) the power to control the most significant activities of the VIE and (ii) either the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. If an entity is not deemed to be a VIE, the Company consolidates the entity if the Company has a controlling voting interest.

The Company maintains a 52-53 week fiscal year ending on the last Friday in each reporting period. As such, all references to March 31, 2020 and March 31, 2019 relate to the periods ended March 27, 2020 and March 29, 2019, respectively. For convenience purposes, the Company continues to date its second-quarter financial statements as of March 31. The fiscal year ended September 30, 2019 ended on September 27, 2019.

The Company has performed a review of all subsequent events through the date the financial statements were issued and has determined that no additional disclosures are necessary.

Common Stock

On February 28, 2020, the Company amended its certificate of incorporation to increase its authorized capital stock to 2,100,000,000 shares, consisting of 1,000,000,000 shares of Class A common stock, par value $0.001 per share, 1,000,000,000 shares of Class B common stock, par value $0.001 per share, and 100,000,000 shares of preferred stock, par value $1.00 per share. In addition, the February 28, 2020 amendment to the Company’s certificate of incorporation also gave effect to the reclassification and 477,242.614671815-for-1 stock split of the Company’s existing common stock outstanding into 510,000,000 shares of Class B common stock. This stock split has been retrospectively presented throughout the interim financial statements.

Earnings per Share

The consolidated statements of operations present basic and diluted earnings per share (“EPS”). Basic and diluted earnings (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted average number of outstanding common shares less shares issued for the exercise of the deferred equity units. The deferred equity units are mandatorily redeemable and as such are excluded from the denominator of the basic and diluted EPS calculation. The Company did not have any dilutive securities for the three and six months ended March 31, 2020 and March 31, 2019.

Share-Based Compensation

The Company accounts for share-based payments as required by ASC 718, Compensation—Stock Compensation (“ASC 718”). Under the recognition provision of ASC 718, the Company’s liability classified share-based compensation costs are measured each reporting date until settlement. In February 2020, the Company filed a Form S-1 registration statement with the SEC for a proposed IPO, which required a change in accounting policy during the quarter from the intrinsic value method to fair value method in determining the basis of measurement of its share-based compensation liability.

In determining fair value, the Company utilized an option pricing model for those awards with an option-like pay-off, which includes various inputs for volatility, term to exit, discount for lack of marketability, expected dividend yield and risk-free rates. For awards with an equity-like pay-off, inputs for discount of lack of marketability and non-performance risk were considered. The Company continued to use an income approach using a discounted cash flow model to determine its per-share value input within the model. As a result of this change in accounting policy, the Company recorded a decrease to its share-based compensation liability of $38 million, which resulted in a decrease of $33 million, net of tax, to accumulated deficit as of March 31, 2020.

Income Taxes

The Company uses the estimated annual effective tax rate method in computing its interim tax provision. Certain items, including those deemed to be unusual and infrequent are excluded from the estimated annual effective tax rate. In such cases, the actual tax expense or benefit is reported in the same period as the related item. Certain tax effects are also not reflected in the estimated annual effective tax rate, primarily certain changes in the realizability of deferred tax assets and uncertain tax positions.

New Accounting Pronouncements

Recently Adopted Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (“ASU 2016-02”), which established a new ASC Topic 842 (“ASC 842”) that introduces a right-of-use (“ROU”) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases are classified as either finance or operating, with classification affecting the pattern of expense recognition in the statement of operations. In July 2018, the FASB issued ASU 2018-11, Leases — Targeted Improvements (“ASU 2018-11”), which allows for retrospective application with the recognition of a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Under this option, entities do not need to apply ASC 842 (along with its disclosure requirements) to the comparative prior periods presented. The Company adopted ASU 2016-02 on October 1, 2019, using the modified retrospective transition method provided by ASU 2018-11. The adoption of ASU 2016-02 resulted in the recognition of operating lease liabilities of $366 million and ROU assets of $297 million, which is net of the historical deferred rent liability balance of $69 million, primarily related to real estate leases. The Company also recorded a decrease to opening accumulated deficit of $7 million, net of taxes, related to previously deferred gains related to sale-leaseback transactions.

Upon transition, the Company adopted the “package of three” practical expedient provided by ASC 842 and therefore has not (1) reassessed whether any expired or existing contracts are or contain a lease, (2) reassessed the lease classification for expired or existing leases and (3) reassessed initial direct costs for any existing leases. Rather, the Company will retain the conclusions reached for these items under ASC 840.

In August 2017, the FASB issued ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities (“ASU 2017-12”). This ASU improves certain aspects of the hedge accounting model including making more risk management strategies eligible for hedge accounting and simplifying the assessment of hedge effectiveness. ASU 2017-12 is effective for all annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Early adoption is permitted and requires a prospective adoption with a cumulative-effect adjustment to accumulated deficit as of the beginning of the fiscal year of adoption for existing hedging relationships. The Company adopted ASU 2017-12 in the first quarter of fiscal 2020 and this adoption did not have a significant impact on the Company’s financial statements.

Accounting Pronouncements Not Yet Adopted

In June 2016, the FASB issued ASU 2016-13, Financial Instruments—Credit Losses: Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 requires that expected credit losses relating to financial assets measured on an amortized cost basis and available-for-sale debt securities be recorded through an allowance for credit losses. ASU 2016-13 limits the amount of credit losses to be recognized for available-for-sale debt securities to the amount by which carrying value exceeds fair value and also requires the reversal of previously recognized credit losses if fair value increases. ASU 2016-13 will be effective for annual periods beginning after December 15, 2019, and interim periods within those fiscal years. Earlier adoption is permitted. The Company is evaluating the impact of the adoption of this standard on its consolidated financial statements.

In December 2019, the FASB issued ASU 2019-12, Simplifying the Accounting for Income Taxes (“ASU 2019-12”). This ASU eliminates certain exceptions to the general principles in ASC 740, Income Taxes. Specifically, it eliminates the exception to (1) the incremental approach for intraperiod tax allocation when there is a loss from continuing operations, and income or a gain from other items; (2) the requirement to recognize a deferred tax liability for equity method investments when a foreign subsidiary becomes an equity method investment; (3) the ability not to recognize a deferred tax liability for a foreign subsidiary when a foreign equity method investment becomes a subsidiary; and (4) the general methodology for calculating income taxes in an interim period when a year-to-date loss exceeds the anticipated loss for the year. ASU 2019-12 also simplifies U.S. GAAP by making other changes. ASU 2019-12 will be effective for the annual periods beginning after December 15, 2021, and for interim periods beginning after December 15, 2022. Earlier adoption is permitted. The Company is evaluating the impact of the adoption of this standard on its consolidated financial statements.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

The Company maintains a 52-53 week fiscal year ending on the last Friday in each reporting period. The fiscal year ended September 30, 2019 ended on September 27, 2019, the fiscal year ended September 30, 2018 ended on September 28, 2018 and the fiscal year ended September 30, 2017 ended on September 29, 2017. For convenience purposes, the Company continues to date its financial statements as of September 30.

Basis of Consolidation

The accompanying financial statements present the consolidated accounts of all entities in which the Company has a controlling voting interest and/or variable interest required to be consolidated in accordance with U.S. GAAP. All intercompany balances and transactions have been eliminated.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810, Consolidation (“ASC 810”) requires the Company first evaluate its investments to determine if any investments qualify as a variable interest entity (“VIE”). A VIE is consolidated if the Company is deemed to be the primary beneficiary of the VIE, which is the party involved with the VIE that has both (i) the power to control the most significant activities of the VIE and (ii) either the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. If an entity is not deemed to be a VIE, the Company consolidates the entity if the Company has a controlling voting interest.

Common Stock

On February 28, 2020, the Company created new classes of shares (Class A and Class B common stock), and all outstanding shares of the Company’s common stock were reclassified into shares of Class B common stock. The shares of the Company’s Class A common stock are entitled to one vote per share and the shares of the Company’s Class B common stock are entitled to 20 votes per share. Effective on February 28, 2020, there was a 477,242.614671815-for-1 stock split of the Company’s Class B common stock. This stock split has been retrospectively presented throughout the financial statements.

Earnings per Share

The consolidated statements of operations present basic and diluted earnings per share (“EPS”). Basic and diluted earnings (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted average number of outstanding common shares less shares issued for the exercise of the deferred equity units during the period. The deferred equity units are mandatorily redeemable and as such are excluded from the denominator of the basic and diluted EPS calculation. The Company did not have any dilutive securities for the periods ended September 30, 2019, September 30, 2018 and September 30, 2017.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and the accompanying notes. Actual results could differ from those estimates.

Business Combinations

The Company accounts for its business acquisitions under the FASB ASC Topic 805, Business Combinations (“ASC 805”) guidance for business combinations. The total cost of acquisitions is allocated to the underlying identifiable net assets based on their respective estimated fair values. The excess of the purchase price over the estimated fair values of the net assets acquired is recorded as goodwill. Determining the fair value of assets acquired and liabilities assumed requires management’s judgment and often involves the use of significant estimates and assumptions, including assumptions with respect to future cash inflows and outflows, discount rates, asset lives and market multiples, among other items.

Cash and Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the date of purchase to be cash equivalents. The Company includes checks outstanding at year end as a component of accounts payable, instead of a reduction in its cash balance where there is not a right of offset in the related bank accounts.

Accounts Receivable

Credit is extended to customers based upon an evaluation of the customer’s financial condition. Accounts receivable are recorded at net realizable value.

Refund Liabilities and Allowance for Doubtful Accounts

Management’s estimate of Recorded Music physical products that will be returned, and the amount of receivables that will ultimately be collected is an area of judgment affecting reported revenues and operating income. In determining the estimate of physical product sales that will be returned, management analyzes vendor sales of product, historical return trends, current economic conditions, changes in customer demand and commercial acceptance of the Company’s products. Based on this information, management reserves a percentage of each dollar of physical product sales that provide the customer with the right of return. The provision for such sales returns is reflected as a reduction in the revenues from the related sale.

Similarly, the Company monitors customer credit risk related to accounts receivable. Significant judgments and estimates are involved in evaluating if such amounts will ultimately be fully collected. On an ongoing basis, the Company tracks customer exposure based on news reports, ratings agency information, reviews of customer financial data and direct dialogue with customers. Counterparties that are determined to be of a higher risk are evaluated to assess whether the payment terms previously granted to them should be modified. The Company also monitors payment levels from customers, and a provision for estimated uncollectible amounts is maintained based on such payment levels, historical experience, management’s views on trends in the overall receivable agings and, for larger accounts, analyses of specific risks on a customer-specific basis.

Concentration of Credit Risk

Customer credit risk represents the potential for financial loss if a customer is unwilling or unable to meet its agreed upon contractual payment obligations. As of September 30, 2019 and September 30, 2018, Spotify represented 13% and 18%, respectively, of the Company’s accounts receivable balance. No other single customer accounted for more than 10% of accounts receivable in either period. The Company, by policy, routinely assesses the financial strength of its customers. As such, the Company does not believe there is any significant collection risk.

In the Music Publishing business, the Company collects a significant portion of its royalties from copyright collecting societies around the world. Collecting societies and associations generally are not-for-profit organizations that represent composers, songwriters and music publishers. These organizations seek to protect the rights of their members by licensing, collecting license fees and distributing royalties for the use of the members’ works. Accordingly, the Company does not believe there is any significant collection risk from such societies.

Inventories

Inventories consist of merchandise, vinyl, CDs, DVDs and other related music products. Inventories are stated at the lower of cost or estimated realizable value. Cost is determined using first-in, first-out (“FIFO”) and average cost methods, which approximate cost under the FIFO method. Returned goods included in inventory are valued at estimated realizable value, but not in excess of cost.

Derivative and Financial Instruments

The Company accounts for these investments as required by the FASB ASC Topic 815, Derivatives and Hedging (“ASC 815”), which requires that all derivative instruments be recognized on the balance sheet at fair value. ASC 815 also provides that, for derivative instruments that qualify for hedge accounting, changes in the fair value are either (a) offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or (b) recognized in equity until the hedged item is recognized in earnings, depending on whether the derivative is being used to hedge changes in fair value or cash flows. In addition, the ineffective portion of a derivative’s change in fair value is immediately recognized in earnings.

The carrying value of the Company’s financial instruments approximates fair value, except for certain differences relating to long-term, fixed-rate debt (see Note 17) and other financial instruments that are not significant. The fair value of financial instruments is generally determined by reference to market values resulting from trading on a national securities exchange or an over-the-counter market. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques.

Property, Plant and Equipment

Property, plant and equipment existing at the date of the Merger or acquired in conjunction with subsequent business combinations are recorded at fair value. All other additions are recorded at historical cost. Depreciation is calculated using the straight-line method based upon the estimated useful lives of depreciable assets as follows: five to seven years for furniture and fixtures, periods of up to five years for computer equipment and periods of up to thirteen years for machinery and equipment. Buildings are depreciated over periods of up to forty years. Leasehold improvements are depreciated over the life of the lease or estimated useful lives of the improvements, whichever period is shorter.

Accounting for Goodwill and Other Intangible Assets

In accordance with FASB ASC Topic 350, Intangibles—Goodwill and Other (“ASC 350”), the Company accounts for business combinations using the acquisition method of accounting and accordingly, the assets and liabilities of the acquired entities are recorded at their estimated fair values at the acquisition date. Goodwill represents the excess of the purchase price over the fair value of net assets, including the amount assigned to identifiable intangible assets. Pursuant to this guidance, the Company does not amortize the goodwill balance and instead, performs an annual impairment test to assess the fair value of goodwill over its carrying value. Identifiable intangible assets with finite lives are amortized over their useful lives.

Goodwill is tested annually for impairment as of July 1 and at any time upon the occurrence of certain events or changes in circumstances. The Company has the option to perform a qualitative assessment to determine if an impairment is more likely than not to have occurred. If the Company can support the conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, the Company would not need to perform the two-step impairment test for that reporting unit. If the Company cannot support such a conclusion or the Company does not elect to perform the qualitative assessment then the first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the estimated fair value of the reporting unit exceeds its carrying amount, its goodwill is not impaired and the second step of the impairment test is not necessary. If the carrying amount of the reporting unit exceeds its estimated fair value, then the second step of the goodwill impairment test must be performed. The second step of the goodwill impairment test compares the implied fair value of the reporting unit goodwill with its carrying amount to measure the amount of impairment, if any. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination. If the carrying amount of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment is recognized in an amount equal to that excess.

The Company performs an annual impairment test of its indefinite-lived intangible assets as of July 1 of each fiscal year, unless events occur which trigger the need for an earlier impairment test. The Company has the option to perform a qualitative assessment to determine if an impairment is more likely than not to have occurred. In the qualitative assessment, the Company must evaluate the totality of qualitative factors, including any recent fair value measurements, that impact whether an indefinite-lived intangible asset other than goodwill has a carrying amount that more likely than not exceeds its fair value. The Company must proceed to conduct a quantitative analysis if the Company (i) determines that such an impairment is more likely than not to exist or (ii) forgoes the qualitative assessment entirely. Under the quantitative assessment, the impairment test for identifiable indefinite-lived intangible assets consists of a comparison of the estimated fair value of the intangible asset with its carrying value. If the carrying value of the intangible asset exceeds its fair value, then an impairment loss is recognized in an amount equal to that excess. The Company generally determines the fair value of an indefinite-lived intangible asset using a discounted cash flow (“DCF”) analysis, such as the relief from royalty method, which is used in estimating the fair value of the Company’s trademarks. Discount rate assumptions are based on an assessment of the risk inherent in the projected future cash flows generated by the respective intangible assets. Also subject to judgment are assumptions about royalty rates, which are based on the estimated rates at which similar trademarks are being licensed in the marketplace.

The impairment tests require management to make assumptions about future conditions impacting the value of the indefinite-lived intangible assets, including projected growth rates, cost of capital, effective tax rates, tax amortization periods, royalty rates, market share and others.

Valuation of Long-Lived Assets

The Company periodically reviews the carrying value of its long-lived assets, including finite-lived intangibles, property, plant and equipment and amortizable intangible assets, whenever events or changes in circumstances indicate that the carrying value may not be recoverable or that the lives assigned may no longer be appropriate. To the extent the estimated future cash inflows attributable to the asset, less estimated future cash outflows, are less than the carrying amount, an impairment loss is recognized in an amount equal to the difference between the carrying value of such asset and its fair value. Assets to be disposed of and for which there is a committed plan to dispose of the assets, whether through sale or abandonment, are reported at the lower of carrying value or fair value less costs to sell. If it is determined that events and circumstances warrant a revision to the remaining period of amortization, an asset’s remaining useful life would be changed, and the remaining carrying amount of the asset would be amortized prospectively over that revised remaining useful life.

Foreign Currency Translation

The financial position and operating results of substantially all foreign operations are consolidated using the local currency as the functional currency. Local currency assets and liabilities are translated at the rates of exchange on the balance sheet date, and local currency revenues and expenses are translated at average rates of exchange during the period. Resulting translation gains or losses are included in the accompanying consolidated statements of equity as a component of accumulated other comprehensive loss.

Revenues

Recorded Music

As required by FASB ASC Topic 606, Revenue from Contracts with Customers (“ASC 606”), the Company recognizes revenue when, or as, control of the promised services or goods is transferred to our customers and in an amount that reflects the consideration the Company is contractually due in exchange for those services or goods.

Revenues from the sale or license of Recorded Music products through digital distribution channels are typically recognized when usage occurs based on usage reports received from the customer. These licenses typically contain a single performance obligation, which is ongoing access to all intellectual property in an evolving content library, predicated on: (1) the business practice and contractual ability to remove specific content without a requirement to replace the content and without impact to minimum royalty guarantees and (2) the contracts not containing a specific listing of content subject to the license. For certain licenses where the consideration is fixed and the intellectual property being licensed is static, revenue is recognized at the point in time when control of the licensed content is transferred to the customer.

Revenues from the sale of Recorded Music products through digital distribution channels are typically recognized when sale or usage occurs based on usage reports received from the customer. Revenues from the sale of physical Recorded Music products are recognized upon delivery, which occurs once the product has been shipped and control has been transferred. In accordance with industry practice and as is customary in many territories, certain products, such as CDs and DVDs, are sold to customers with the right to return unsold items. Revenues from such sales are generally recognized upon shipment based on gross sales less a provision for future estimated returns.

Music Publishing

Music Publishing revenues are earned from the receipt of royalties relating to the licensing of rights in musical compositions and the sale of published sheet music and songbooks. The receipt of royalties principally relates to amounts earned from the public performance of musical compositions, the mechanical reproduction of musical compositions on recorded media including digital formats and the use of musical compositions in synchronization with visual images. Music publishing royalties, except for synchronization royalties, generally are recognized when the sale or usage occurs. The most common form of consideration for publishing contracts is sales- and usage-based royalties. The collecting societies submit usage reports, typically with payment for royalties due, often on a quarterly or biannual reporting period, in arrears. Royalties are recognized as the sale or usage occurs based upon usage reports and, when these reports are not available, royalties are estimated based on historical data, such as recent royalties reported, company-specific information with respect to changes in repertoire, industry information and other relevant trends. Synchronization revenue is typically recognized as revenue when control of the license is transferred to the customer in accordance with ASC 606.

Royalty Advances and Royalty Costs

The Company regularly commits to and pays royalty advances to its recording artists and songwriters in respect of future sales. The Company accounts for these advances under the related guidance in FASB ASC Topic 928, Entertainment—Music (“ASC 928”). Under ASC 928, the Company capitalizes as assets certain advances that it believes are recoverable from future royalties to be earned by the recording artist or songwriter. Advances vary in both amount and expected life based on the underlying recording artist or songwriter.

The Company’s decision to capitalize an advance to a recording artist or songwriter as an asset requires significant judgment as to the recoverability of the advance. The recoverability is assessed upon initial commitment of the advance based upon the Company’s forecast of anticipated revenue from the sale of future and existing albums or musical compositions. In determining whether the advance is recoverable, the Company evaluates the current and past popularity of the recording artist or songwriter, the sales history of the recording artist or songwriter, the initial or expected commercial acceptability of the music, the current and past popularity of the genre of music that the product is designed to appeal to, and other relevant factors. Based upon this information, the Company expenses the portion of any advance that it believes is not recoverable. In most cases, advances to recording artists or songwriters without a history of success and evidence of current or past popularity will be expensed immediately. Significant advances are individually assessed for recoverability continuously and at minimum on a quarterly basis. As part of the ongoing assessment of recoverability, the Company monitors the projection of future sales based on the current environment, the recording artist’s or songwriter’s ability to meet their contractual obligations as well as the Company’s intent to support future album releases or musical compositions from the recording artist or songwriter. To the extent that a portion of an outstanding advance is no longer deemed recoverable, that amount will be expensed in the period the determination is made.

Advertising

As required by the FASB ASC Subtopic 720-35, Advertising Costs (“ASC 720-35”), advertising costs, including costs to produce music videos used for promotional purposes, are expensed as incurred. Advertising expense amounted to approximately $108 million, $104 million and $97 million for the fiscal years ended September 30, 2019, September 30, 2018 and September 30, 2017, respectively. Deferred advertising costs, which principally relate to advertisements that have been paid for but not been exhibited or services that have not been received, were not material for all periods presented.

Share-Based Compensation

The Company accounts for share-based payments as required by FASB ASC Topic 718, Compensation—Stock Compensation (“ASC 718”). ASC 718 requires all share-based payments to employees, including grants of employee stock options, to be recognized as compensation expense. Under the fair value recognition provision of ASC 718, equity classified share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the vesting period.

Under the recognition provision of ASC 718, liability classified share-based compensation costs are measured each reporting date until settlement. The Company’s policy is to measure share-based compensation costs using the intrinsic value method instead of fair value as it is not practical to estimate the volatility of its share price. During fiscal year 2013, the Company initiated a long-term incentive plan that has liability classification for share-based compensation awards and continues to be effective through September 30, 2019.

Income Taxes

Income taxes are provided using the asset and liability method presented by FASB ASC Topic 740, Income Taxes (“ASC 740”). Under this method, income taxes (i.e., deferred tax assets, deferred tax liabilities, taxes currently payable/refunds receivable and tax expense) are recorded based on amounts refundable or payable in the current fiscal year and include the results of any differences between U.S. GAAP and tax reporting. Deferred income taxes reflect the tax effect of net operating loss, capital loss and general business credit carryforwards and the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial statements and income tax purposes, as determined under enacted tax laws and rates. Valuation allowances are established when management determines that it is more likely than not that some portion or the entire deferred tax asset will not be realized. The financial effect of changes in tax laws or rates is accounted for in the period of enactment. On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). In accordance with ASC 740, the Company recorded the impacts in the period of enactment.

From time to time, the Company engages in transactions in which the tax consequences may be subject to uncertainty. Significant judgment is required in assessing and estimating the tax consequences of these transactions. The Company prepares and files tax returns based on its interpretation of tax laws and regulations. In the normal course of business, the Company’s tax returns are subject to examination by various taxing authorities. Such examinations may result in future tax and interest assessments by these taxing authorities. In determining the Company’s tax provision for financial reporting purposes, the Company establishes a reserve for uncertain tax positions unless such positions are determined to be more likely than not of being sustained upon examination based on their technical merits. There is considerable judgment involved in determining whether positions taken on the Company’s tax returns are more likely than not of being sustained.

New Accounting Pronouncements

Adoption of New Revenue Recognition Standard

In May 2014, the FASB issued guidance codified in ASC 606 which replaces the guidance in former ASC 605, Revenue Recognition, and ASC 928-605, Entertainment—Music. The amendment was the result of a joint effort by the FASB and the International Accounting Standards Board to improve financial reporting by creating common revenue recognition guidance for U.S. GAAP and international financial reporting standards (“IFRS”). The joint project clarifies the principles for recognizing revenue and develops a common revenue standard for U.S. GAAP and IFRS.

The Company adopted ASC 606 on October 1, 2018, using the modified retrospective method to all contracts not completed as of the date of adoption. The reported results as of and for the fiscal year ended September 30, 2019 reflect the application of the new standard, while the reported results for the fiscal year ended September 30, 2018 have not been adjusted to reflect the new standard and were prepared under prior revenue recognition accounting guidance.

The adoption of ASC 606 resulted in a change in the timing of revenue recognition in the Company’s Music Publishing segment as well as international broadcast rights within the Company’s Recorded Music segment. Under the new revenue recognition rules, revenue is recorded based on best estimates available in the period of sale or usage whereas revenue was previously recorded when cash was received for both the licensing of publishing rights and international Recorded Music broadcast fees. Additionally, for certain licenses where the consideration is fixed and the intellectual property being licensed is static, revenue is recognized at the point in time when control of the licensed content is transferred to the customer. As a result of adopting ASC 606, the Company recorded a decrease to the opening accumulated deficit of approximately $139 million, net of tax, as of October 1, 2018. The Company also reclassified $28 million from accounts receivable to other current liabilities related to estimated refund liabilities for its physical sales.

The following table provides the cumulative effect of the changes made to the opening balance sheet, as of October 1, 2018, from the adoption of ASC 606 and which primarily relates to the accrual of licensing revenue in the period of sale or usage.

	September 30, 2018	Impact of Adoption	October 1, 2018
	(in millions)
Assets
Accounts receivable, net	$447	$257	$704

Total current assets	1,176	257	1,433
Other assets	78	15	93

Total assets	$5,344	$272	$5,616

Liabilities and Equity
Accrued royalties	$1,396	$79	$1,475
Accrued liabilities	423	(1)	422
Deferred revenue	208	(27)	181
Other current liabilities	34	33	67

Total current liabilities	2,373	84	2,457
Deferred tax liabilities, net	165	37	202
Other noncurrent liabilities	307	1	308

Total liabilities	$5,664	$122	$5,786

Equity:
Accumulated deficit	(1,272)	139	(1,133)
Noncontrolling interest	14	11	25

Total equity	(320)	150	(170)

Total liabilities and equity	$5,344	$272	$5,616

The disclosures of the impact of adoption on the consolidated statement of operations for the fiscal year ended September 30, 2019, the consolidated balance sheet as of September 30, 2019, and the consolidated statement of cash flows for the fiscal year ended September 30, 2019 are as follows:

	Fiscal Year Ended September 30, 2019
	As Reported	Balances without adoption of ASC 606	Effect of Change
	(in millions)
Revenue	$4,475	$4,447	$28

Cost and expenses:
Cost of revenue	(2,401)	(2,389)	(12)

Operating income	356	340	16

Income before income taxes	267	251	16
Income tax expense	(9)	(5)	(4)

Net income	258	246	12

Less: Income attributable to noncontrolling interest	(2)	(4)	2

Net income attributable to Warner Music Group Corp.	$256	$242	$14

	September 30, 2019
	As Reported	Balances without adoption of ASC 606	Effect of Change
	(in millions)
Assets
Accounts receivable, net	$775	$495	$280

Total current assets	1,691	1,411	280
Other assets	145	135	10
Deferred tax assets, net	38	38	—

Total assets	$6,017	$5,727	$290

Liabilities and Equity
Accounts payable	$260	$261	$(1)
Accrued royalties	1,567	1,474	93
Accrued liabilities	492	493	(1)
Deferred revenue	180	216	(36)
Other current liabilities	286	259	27

Total current liabilities	2,819	2,737	82
Deferred tax liabilities, net	172	131	41
Other noncurrent liabilities	321	317	4

Total liabilities	6,286	6,159	127

Equity:
Accumulated deficit	(1,177)	(1,331)	154
Noncontrolling interest	20	11	9

Total equity	(269)	(432)	163

Total liabilities and equity	$6,017	$5,727	$290

	Fiscal Year Ended September 30, 2019
	As Reported	Balances without adoption of ASC 606	Effect of Change
	(in millions)
Cash flows from operating activities
Net income	$258	$246	$12
Deferred income taxes	(68)	(72)	4
Changes in operating assets and liabilities:
Accounts receivable, net	(90)	(67)	(23)
Accounts payable and accrued liabilities	3	1	2
Royalty advances	(110)	(124)	14
Deferred revenue	(4)	5	(9)
Other balance sheet changes	(9)	(9)	—

Net cash provided by operating activities	400	400	—

Effect of exchange rate changes on cash and equivalents	(7)	(7)	—

Net increase in cash and equivalents	105	105	—
Cash and equivalents at beginning of period	514	514	—

Cash and equivalents at end of period	$619	$619	$—

Recently Adopted Accounting Pronouncements

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). This ASU will require that equity investments, except those investments under the equity method of accounting, are measured at fair value with changes in fair value recognized in net income. The Company may elect to measure equity investments that do not have a readily determinable fair value at cost minus impairment, if any, plus or minus changes resulting from observable prices. The Company adopted ASU 2016-01 on October 1, 2018 and has elected to use the measurement alternative to measure its equity investments without readily determinable fair values. This guidance was applied prospectively and did not have a significant impact on the Company’s financial statements. For the fiscal year ended September 30, 2019, there were no observable price change events that were completed related to its equity investments without readily determinable fair values.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”). This ASU provides specific guidance of how certain cash receipts and cash payments should be presented and classified in the statement of cash flows. ASU 2016-15 is effective for annual periods beginning after December 15, 2017, and interim periods within those years. The Company adopted ASU 2016-15 in the first quarter of fiscal 2019 and this adoption did not have a significant impact on the Company’s financial statements.

In October 2016, the FASB issued ASU 2016-16, Income Taxes: Intra-Entity Transfers of Assets Other Than Inventory (“ASU 2016-16”). This ASU requires the recognition of current and deferred income taxes for intra-entity asset transfers when the transaction occurs. ASU 2016-16 is effective for annual periods beginning after December 15, 2017, and interim periods within those years. The Company adopted ASU 2016-16 in the first quarter of fiscal 2019 and this adoption did not have a significant impact on the Company’s financial statements.

In January 2017, the FASB issued ASU 2017-01, Business Combinations (“ASU 2017-01”), to clarify the definition of a business, which establishes a process to determine when an integrated set of assets and activities can be deemed a business combination. The Company adopted ASU 2017-01 in the first quarter of fiscal 2019 and this adoption did not have a significant impact on the Company’s financial statements.

In February 2018, FASB issued ASU 2018-02, Income Statement—Reporting Comprehensive Income (“ASU 2018-02”). This ASU allows a reclassification from accumulated other comprehensive income to accumulated deficit for stranded tax effects resulting from the Tax Act. ASU 2018-02 is effective for all entities for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. Early adoption is permitted, including adoption in any interim period. The Company adopted ASU 2018-02 in the first quarter of fiscal 2019 and this adoption did not have a significant impact on the Company’s financial statements.

Accounting Pronouncements Not Yet Adopted

In February 2016, the FASB issued ASU 2016-02, Leases (“ASU 2016-02”), which established a new ASC Topic 842 (“ASC 842”). This ASU establishes a right-of-use (“ROU”) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the statement of operations. ASU 2016-02 will be effective for annual periods beginning after December 15, 2018, and interim periods within those years. Earlier adoption is permitted. In July 2018, the FASB issued ASU 2018-11, Leases – Targeted Improvements (“ASU 2018-11”), which allows for retrospective application with the recognition of a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Under this option, entities would not need to apply ASC 842 (along with its disclosure requirements) to the comparative prior periods presented.

The Company will adopt ASU 2016-02 as of October 1, 2019, using the optional transition method provided by ASU 2018-11. The Company is finalizing the evaluation of the adoption impact, but estimates the adoption of ASU 2016-02 will result in the recognition of ROU assets and lease liabilities of approximately $360 million upon adoption, primarily related to real estate leases. Additionally, the Company will include expanded disclosures related to the amount, timing and judgments of the Company’s accounting for leases.

Upon transition, the Company expects to elect the “package of three” practical expedient provided by ASC 842 and therefore will not (1) reassess whether any expired or existing contracts are or contain a lease, (2) reassess the lease classification for expired or existing leases and (3) reassess initial direct costs for any existing leases. Rather, the Company will retain the conclusions reached for these items under ASC 840.

In August 2017, the FASB issued ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities (“ASU 2017-12”). This ASU improves certain aspects of the hedge accounting model including making more risk management strategies eligible for hedge accounting and simplifying the assessment of hedge effectiveness. ASU 2017-12 is effective for all annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Early adoption is permitted and requires a prospective adoption with a cumulative-effect adjustment to accumulated deficit as of the beginning of the fiscal year of adoption for existing hedging relationships. The adoption of this standard is not expected to have a significant impact on the Company’s financial statements.